                                                                                        Exhibit 99.1

                                                       CERTIFICATION PURSUANT TO
                                                        18 U.S.C. SECTION 1350
                                                        AS ADOPTED PURSUANT TO
                                             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of New England Power Company (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter G. Flynn, President and Chief
Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     s:\Peter G. Flynn
                                                     ----------------------------------
                                                     Peter G. Flynn
                                                     President and Chief Executive Officer
                                                     August 13, 2002